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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                   --------------------------------------


                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): November 22, 2000



                            ANGELICA CORPORATION

           (Exact name of registrant as specified in its charter)

           Missouri                         1-5674                43-0905260
(State or other jurisdiction of        (Commission File        (I.R.S. Employer
        incorporation)                      Number)             Identification
                                                                    Number)


        424 South Woods Mill Road                                 63017-3406
         Chesterfield, Missouri                                   (Zip Code)
(Address of principal executive offices)

                               (314) 854-3800
             Registrant's telephone number, including area code



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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (c)    Exhibits
                     --------

              Item   Exhibit

              99     Quarterly Report to Shareholders, dated November 16, 2000.


ITEM 9.       REGULATION FD DISCLOSURE

              Quarterly Report to Shareholders dated November 16, 2000 and mailed to Shareholders on November 22, 2000, furnished pursuant to Regulation FD.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 22, 2000


                                      ANGELICA CORPORATION


                                      By: /s/ Theodore M. Armstrong
                                         --------------------------------
                                              Theodore M. Armstrong
                                              Chief Financial Officer







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                                EXHIBIT INDEX

Exhibit
Number
------

99         Quarterly Report to Shareholders, dated November 16, 2000.







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